SUBSCRIPTION AGREEMENT

SOLID SOLAR ENERGY, INC.

SOLID SOLAR ENERGY, INC., a Nevada corporation (hereinafter the "Company") and the undersigned (hereinafter the “Subscriber”) agree as follows:

WHEREAS:

A.   The Company desires to issue _____________ shares of Common Stock of the Company at a price of $_______  per share (hereinafter the "Shares"); and

B.    Subscriber desires to acquire the number of Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

1.1         Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set-forth upon the signature page hereof at a price equal to $______ per share, and the Company agrees to sell such Shares to Subscriber for said purchase price.  Upon execution, this subscription shall be irrevocable by Subscriber.

1.2         The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement to SECRETARY, SOLID SOLAR ENERGY, INC. or such other place as the Company shall designate in writing.  Payment can be made either by submitting a personal check, cashier’s check or money order or by such other consideration of combination of the foregoing that the board deems advisable in its discretion, for the full purchase price of $___ per Share with the executed Subscription Agreement.  Payments shall be made payable to “SOLID SOLAR ENERGY, INC.”

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1         Subscriber hereby severally represents and warrants to the Company the following:

(A)	Subscriber recognizes that the purchase of Shares subscribed to herein involves a high degree of risk in that the Company has only recently been incorporated and may require substantial funds;

(B)	an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C)
Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

(D)	The Subscriber will be an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”).

(E)	Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly Subscriber may not be able to liquidate its investment;

(F)
Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Rule 506 of Regulation D promulgated under the Act and Section 4(2) of the Act and that the stock certificate evidencing the Shares received by Subscriber will contain a legend in substantially the following form:

THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND THAT SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(G)	Subscriber is not aware of any advertisement of the Shares.

REPRESENTATIONS BY THE COMPANY

3.1         The Company represents and warrants to the Subscriber that:

(A)
The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)	Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

TERMS OF SUBSCRIPTION

4.1           Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.

4.2           Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to Subscriber’s address indicated herein.

4.3           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.4           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

ACCREDITED INVESTOR STATUS

5.1           ÿ   By checking this box, Subscriber represents and warrants to the Company that the Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended.  The Subscriber acknowledges having reviewed and considered the definition of “Accredited Investor” attached to this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___ day of ________, _______
Number of Shares Subscribed For:
Name of Subscriber:
Signature of Subscriber
Address of Subscriber:
Subscriber’s SS#:

ACCEPTED BY: SOLID SOLAR ENERGY, INC.

Signature of Authorized Signatory:                            __________________________________

Name of Authorized Signatory:                                   __________________________________

Date of Acceptance:                                                      __________________________________

Accredited Investor Definition

The Subscriber will be an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act") if the Subscriber is any of the following:

(1)  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

(2)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(3)  Any director, executive officer of the Company;

(4)  Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 503(b)(2)(ii);

(5)  Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(6)      Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(7)      Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(8)      Any insurance company as defined in Section 2(13) of the Act;

(9)  Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(10)    Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(11)    Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(12)    Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors; and

(13)   Any entity in which all of the equity owners are accredited investors.

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